As filed with the Securities and Exchange Commission on March 12, 2020

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-03758

MATRIX ADVISORS VALUE FUND, INC.

(Exact name of registrant as specified in charter)

10 Bank Street, Suite 590, White Plains, NY 10606

(Address of principal executive offices) (Zip code)

David A. Katz

10 Bank Street, Suite 590

White Plains, NY 10606

(Name and address of agent for service)

1(800) 366-6223

Registrant's telephone number, including area code

Date of fiscal year end: June 30

Date of reporting period: December 31, 2019

Item 1. Reports to Stockholders.

MATRIX ADVISORS
VALUE FUND, INC.

10 Bank Street, Suite 590 • White Plains, NY 10606 • Tel. (212) 486-2004 • Fax (212) 486-1822

January 27, 2020

Dear Fellow Shareholder:

The Matrix Advisors Value Fund rose +9.95% in the fourth quarter of 2019 and +28.71% for the 2019 calendar year. The Fund outperformed its benchmark, the S&P 500 Index's return of +9.07% for the quarter but lagged its +31.49% gain for the year. The Fund's strong results were driven by a combination of attractive valuations, solid operating results from the Fund's investments and a very favorable equity environment.

In the most recent quarter, 79% of the companies in the Fund's portfolio beat consensus earnings and revenue expectations, versus 76% for the S&P 500 Index on earnings and 58% on revenues.

We believe the combination of strong business fundamentals, growing earnings, cash flows and dividends, and attractive valuations position the Fund very well for 2020.

Disclosure Note:

For your information, for the period ended December 31, 2019, the Fund's average annual total returns for the one-year, five-years, ten-years and for the period from July 1, 1996, the inception of Matrix Asset Advisors' involvement with the Fund, were 28.71%, 6.64%, 8.89% and 7.85%, respectively. For the same periods the returns for the S&P 500 Index were 31.49%, 11.70%, 13.56% and 8.92%.

Gross Expense Ratio:	1.19%
Net Expense Ratio:	0.99	%**

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Current performance of the Fund may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by calling 800-366-6223 or by visiting www.matrixadvisorsvaluefund.com.

** The Advisor has contractually agreed to reduce fees through 10/31/20.

Investment performance reflects fee waivers in effect. In the absence of such waivers, total return would be reduced. Matrix Asset Advisors became the sub-advisor on July 1, 1996 and Advisor to the Fund on May 11, 1997. Prior to those dates, the Fund was managed by another advisor.

The Fund's Net Asset Value on 12/31/19 was $72.25.

The attached commentary provides a thorough discussion on what drove our 2019 returns and why we think the Fund is well positioned going forward.

After a very strong 2019, we anticipate another year of positive stock market performance but less than last year, and more in-line with historic returns. We expect another year of modest economic growth, led by the U.S. with a hoped-for tailwind from better growth in Europe and China following the recent "phase one" trade deal.

MATRIX ADVISORS
VALUE FUND, INC.

We believe our Fund should continue to benefit from the combination of good earnings growth from the portfolio's holdings and attractive valuation, both absolutely and relative to the market. We also think that this could be the year that Value outperforms Growth, providing a more favorable backdrop for the portfolio's holdings.

The greatest risks we see to the stock market and economy are a return to escalating trade tensions with China, increased geopolitical tensions and fallout from the U.S. presidential campaign. The recent Coronavirus outbreak creates an additional negative wildcard. Although it is still early in terms of sizing the human toll, we believe the economic implications will be transitory and manageable (as they have been in previous disease related episodes) with the negative economic and market impact reversing once the virus seems to be controlled. Like the end of January sell-off, we expect more bouts of volatility in 2020 and heightened market movements in the second half of the year as the election nears.

Matrix partners and associates are among the Fund's largest shareholders and our interests are directly aligned with yours. We believe the current portfolio should be positioned to provide favorable investment returns in the years to come. We thank you for your continued support and confidence in the Fund.

Best wishes for a healthy, happy and prosperous 2020.

Sincerely,

David A. Katz, CFA
Fund Manager

Past performance is not a guarantee of future results.

Earnings growth is not representative of the Fund's future performance.

Please refer to the Schedule of Investments in this report for details on fund holdings. Fund holdings and/or sector allocations are subject to change at any time and are not recommendations to buy or sell any security.

The information provided herein represents the opinion of the Matrix Advisors Value Fund management and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

The S&P 500 Index is a broad-based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The S&P 500 Energy Sector comprises those companies included in the S&P 500 Index that are classified as members of the GICS® energy sector.

Price to earnings (P/E) ratio is a common tool for comparing the prices of different common stocks and is calculated by dividing the current market price of a stock by the earnings per share.

Earnings per share (EPS) is the portion of a company's profit allocated to each share of common stock.

Cash flow is the net amount of cash and cash-equivalents moving into and out of a business.

MATRIX ADVISORS
VALUE FUND, INC.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible. The stock of value companies can continue to be undervalued for long periods of time and not realize its expected value. The value of the Fund may decrease in response to the activities and financial prospects of an individual company. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

The Matrix Advisors Value Fund is distributed by Quasar Distributors, LLC.

MATRIX ADVISORS
VALUE FUND, INC.

Matrix Advisors Value Fund, Inc.
Capital Markets Commentary and Quarterly Report:
4th Quarter and 2019 Annual Review

Capital Markets Highlights

The stock market1 continued its strong advance in Q4, making record highs along the way.

Four positive developments fueled investor confidence in Q4. First, another 1/4 point interest rate cut from the Federal Reserve in October, the third in 2019. Second, positive news on the outlook for international trade with the announcement of a "Phase One" trade deal between the U.S. and China and progress on a new NAFTA deal. Third, the U.K. election results giving a decisive majority to the pro-Brexit Conservative party, holding the promise of a path towards finally resolving Brexit. Fourth, recent economic data reinforcing the belief that growth should continue at a steady pace in the U.S and that economies abroad should emerge from their doldrums in 2020.

The 2019 Q4 stock market gains were broad based with the highest returns coming from the Technology, Health Care, Financials and Communications Services sectors. Lagging sectors during the quarter were Real Estate and Utilities.

For the year, Technology, Financials, Communications Services and Industrials were the top performing sectors. Energy showed a positive return for the 4th quarter and the year, but was the worst performing sector for 2019, as it was in 2018. Despite the price of Brent crude oil, the global benchmark, rising by more than 22% to $66 from $53.80 a barrel at the end of last year, the Energy sector was only up a little more than half as much, at +11.8%2.

Bond prices declined in the quarter as yields rose but finished the year with solid gains. Concerns that the U.S. might be falling into recession when the Treasury yield curve inverted, faded as employment and consumer confidence remained strong and a U.S. China trade deal moved forward.

The year ended with solid economic momentum, with the latest quarterly GDP growth above 2%, robust holiday retail sales, unemployment at a 50-year low and strong consumer confidence.

Looking ahead, we think another year of gains for equities is likely, but less than last year and more in-line with historic averages. We are less optimistic about bonds as interest rates are at historic lows and global negative rates, which helped drive our rates lower last year, seem to be reversing. Our outlook assumes that economic growth continues during an election year, providing a good backdrop for higher corporate earnings, dividends and interest rates and a de-escalation of trade hostilities with China.

Matrix Portfolio

The Matrix Advisors Value Fund had strong absolute performance results in the quarter and year. In Q4, the Fund was up +9.95%, and for the year, was up +28.71%. The portfolio outperformed the S&P 500 Index for the quarter but lagged for the year.

1  For the purposes of this commentary, all references to the stock market's performance pertains to the S&P 500 Index.

2  S&P 500 Index Energy Sector.

MATRIX ADVISORS
VALUE FUND, INC.

Portfolio results were driven by a combination of attractive valuations, solid operating results from our investments and a very favorable equity environment.

Our 2020 Outlook

We think that the global economy will continue to expand in 2020, with the U.S. showing steady low single-digit GDP growth, economies abroad slowly recovering as trade tensions ease and a clearer path towards a Brexit resolution emerges.

We look for another year of stock market gains, near the historic average, driven by a recovery in earnings growth with the market multiple holding steady at best, after 2019's rise.

We think Financial stocks will continue to be a strong market sector in 2020. Well run Financials have adapted their businesses to do well in a lower interest rate environment. This year they may get an additional boost from the higher interest rates, we foresee. Even after 2019's strong showing, Financials have the lowest sector P/E multiple in the S&P 5003. Other attractive sectors include Communication Services, Energy and select Health Care and Technology names.

We believe Energy may be among this year's strongest performing sectors as the leading companies have dramatically improved their efficiency and are profitable even at much lower oil prices. Oil supply and demand are coming into balance, and we expect mergers and acquisitions activity to highlight the sector's undervaluation. Additionally, the recent military escalation between the U.S. and Iran is a reminder of the vulnerability of Middle East supply to disruption.

We would not be surprised if Technology cools off after its exceptional performance over the last few years but there are also names in this group with good prospects and attractive valuations. The same is true for Consumer Staples which had a great run in 2019. We think returns for Consumer Staples stocks will be more modest this year overall but there are good defensive names in this group which should perform well during periods of market weakness. We are neutral to negative about the Utilities and Real Estate sectors which are trading at very high historic multiples.

The greatest risks we see to the stock market and economy are a return to escalating trade tensions with China, increased geopolitical tensions and fallout from the U.S. presidential campaign. We expect bouts of volatility throughout the year and could see heightened market movements in the second half of the year as the election nears. The recent Coronavirus outbreak creates an additional negative wildcard. Although it is still early in terms of sizing the human toll, we believe the economic implications will be transitory and manageable (as they have been in previous disease related episodes) with the negative impact reversing once the virus seems to be controlled.

Fund Performance:

Semi-Annual Review

The Fund rose by +10.69% in the last six months of 2019 compared to +10.92% for the S&P 500 Index.

3  JP Morgan Asset Management Guide to the Markets 12/31/19.

MATRIX ADVISORS
VALUE FUND, INC.

During the six-month period, the Fund's best performing sectors were Financial Services, Technology and Health Care. The worst performing sectors were Energy and Consumer Discretionary.

We added to positions in AbbVie, Cisco, eBay and FedEx. We scaled back the holdings in Mondelez, Qualcomm and Zimmer Biomet. We also sold the position in United Technologies.

The 4th Quarter and Year in Review

The Matrix Advisors Value Fund had a very good quarter and year. As noted earlier, the Fund rose +9.95% in the fourth quarter and +28.71% for the calendar year. The Fund outperformed its benchmark, the S&P 500 Index's return of +9.07% for the quarter but lagged its +31.49% gain for the year.

The Fund's strong results were driven by a combination of attractive valuations, solid operating results from the Fund's investments and a very favorable equity environment.

The Fund's portfolio companies are running their businesses very well. In the most recent quarter, as a group, 79% beat on both earnings and revenue expectations compared to 76% on earnings and 58% on revenues for the S&P 500.

At year-end, the portfolio's 2020 estimated P/E multiple is trading at a discount to the market.

In Q4, the best performing portfolio sector was Financial Services. Other strong performing sectors were Health Care, Industrials and Technology, all up by double-digits. Energy and Communications Services were up mid-single digits while Consumer Discretionary and Consumer Staples were notable laggards.

For all of 2019, Technology was the best performing portfolio sector with all other portfolio sectors up by double digits, except Energy. Energy has been an underperforming sector for several years even though the price of oil has been far more resilient. As noted earlier, we think Energy has the potential to be among this year's better performing sectors.

There were no new purchases this quarter. We added to positions in Cisco, eBay and FedEx.

We trimmed the position in Qualcomm and sold the remaining shares in United Technologies.

We believe the Matrix Advisors Value Fund's strategy is well positioned for 2020 and beyond. The Fund's portfolio holds well-run, high-quality companies that we believe should prosper in the economic environment we foresee. Though it has taken longer than we expected for Value stocks to return to favor, we are convinced that day is coming soon and should provide a nice tailwind for the portfolio's holdings.

  *  *  *

We would like to take this opportunity to thank you for your confidence and trust. We are committed to keeping it, and earning it, every day.

MATRIX ADVISORS
VALUE FUND, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur ongoing costs including advisory fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period indicated and held for the entire period from July 1, 2019 to December 31, 2019.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in these columns together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if transactional costs were included, your costs would have been higher.

EXPENSE EXAMPLE	ACTUAL PERFORMANCE	HYPOTHETICAL PERFORMANCE (5% RETURN BEFORE EXPENSES)
Beginning Account Value (7/1/19)	$1,000.00	$1,000.00
Ending Account Value (12/31/19)	$1,106.90	$1,020.16
Expenses Paid During Period[1]	$5.24	$5.03

(1)  Expenses are equal to the Fund's annualized expense ratio of 0.99% multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

MATRIX ADVISORS
VALUE FUND, INC.

SECTOR BREAKDOWN
Financials	27.9%
Information Technology	18.8%
Health Care	16.5%
Communication Services	14.1%
Energy	8.0%
Industrials	6.4%
Consumer Staples	4.5%
Consumer Discretionary	3.4%
Total Investments	99.6%
Short-Term Investments, net of Other Assets	0.4%
Total Net Assets	100.0%

The table above lists sector allocations as a percentage of the Fund's total investments as of December 31, 2019.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments

December 31, 2019 (Unaudited)

SHARES	VALUE
COMMON STOCKS - 99.6%
BANK (MONEY CENTER): 4.9%
19,950 JPMorgan Chase & Co.	$2,781,030
BANK (PROCESSING): 3.5%
25,100 State Street Corp.	1,985,410
BANK (REGIONAL): 2.9%
28,500 Truist Financial Corp.	1,605,120
BANK (SUPER REGIONAL): 4.0%
42,300 Wells Fargo & Co.	2,275,740
BEVERAGES: 1.9%
7,900 PepsiCo, Inc.	1,079,693
BIOTECHNOLOGY: 3.3%
28,700 Gilead Sciences, Inc.	1,864,926
CABLE TV: 3.4%
42,700 Comcast Corp. - Class A	1,920,219
COMPUTER AND PERIPHERALS: 2.5%
4,800 Apple, Inc.	1,409,520
COMPUTER SOFTWARE AND SERVICES: 6.9%
17,950 Microsoft Corp.	2,830,715
41,000 NortonLifeLock, Inc.	1,046,320
3,877,035
CONSUMER DISCRETIONARY (MULTI-MEDIA): 4.5%
60,700 ViacomCBS, Inc.	2,547,579
DRUG: 3.6%
23,000 AbbVie, Inc.	2,036,420
DRUG STORE: 3.4%
26,000 CVS Health Corp.	1,931,540

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments

December 31, 2019 (Unaudited) – Continued

SHARES	VALUE
ELECTRICAL COMPONENT: 3.5%
20,700 TE Connectivity Ltd.	$1,983,888
FINANCIAL SERVICES: 2.7%
14,800 Capital One Financial Corp.	1,523,068
FOOD PROCESSING RETAIL: 2.6%
27,000 Mondelez International, Inc. - Class A	1,487,160
INSURANCE (DIVERSIFIED): 3.2%
35,800 MetLife, Inc.	1,824,726
INTERNET: 1.9%
5,100 Facebook, Inc. - Class A*	1,046,775
INTERNET (RETAIL): 3.4%
53,000 eBay, Inc.	1,913,830
INTERNET SOFTWARE & SERVICES: 4.4%
1,865 Alphabet, Inc. - Class C*	2,493,542
MANUFACTURING - MISCELLANEOUS: 3.5%
21,100 Eaton Corp. Plc	1,998,592
MEDICAL SUPPLIES: 3.3%
12,600 Zimmer Biomet Holdings, Inc.	1,885,968
OIL & GAS SERVICES: 2.6%
36,700 Schlumberger Ltd.	1,475,340
OIL/GAS (DOMESTIC): 1.3%
29,000 Devon Energy Corp.	753,130
PETROLEUM (INTEGRATED): 1.6%
7,600 Chevron Corp.	915,876
PETROLEUM (PRODUCING): 2.4%
33,000 Occidental Petroleum Corp.	1,359,930
PRECISION INSTRUMENTS: 2.9%
5,050 Thermo Fisher Scientific, Inc.	1,640,594

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Schedule of Investments

December 31, 2019 (Unaudited) – Continued

SHARES	VALUE
SECURITIES BROKERAGE: 6.7%
36,000 Morgan Stanley	$1,840,320
8,500 The Goldman Sachs Group, Inc.	1,954,405
3,794,725
TELECOMMUNICATIONS (EQUIPMENT): 5.9%
41,800 Cisco Systems, Inc.	2,004,728
15,300 QUALCOMM, Inc.	1,349,919
3,354,647
TRANSPORTATION - SERVICES: 2.9%
10,800 FedEx Corp.	1,633,068
TOTAL COMMON STOCKS (Cost $35,018,010)	$56,399,091
SHORT-TERM INVESTMENTS - 0.2%
95,585 First American Government Obligations Fund, Class X - 1.51%**	95,585
TOTAL SHORT-TERM INVESTMENTS (Cost $95,585)	$95,585
TOTAL INVESTMENTS (Cost $35,113,595): 99.8%	56,494,676
OTHER ASSETS IN EXCESS OF LIABILITIES: 0.2%	114,469
TOTAL NET ASSETS: 100.0%	$56,609,145

* Non-Income Producing

** Rate quoted is seven-day yield at period end

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Assets and Liabilities

At December 31, 2019 (Unaudited)

ASSETS:
Investments in securities, at value (cost $35,113,595)	$56,494,676
Receivables:
Investments sold	173,598
Fund shares sold	785
Dividends and interest	94,315
Prepaid expenses	10,760
Total assets	56,774,134
LIABILITIES:
Payables:
Investments purchased	105,496
Due to advisor	26,418
Accrued expenses:
Audit fees	10,478
Fund administration fees	10,464
Custody fees	2,296
Other expenses	9,837
Total liabilities	164,989
NET ASSETS	$56,609,145
Number of shares authorized	30,000,000
Number of shares, $0.01 par value, issued and outstanding	783,507
Net Asset Value, Offering Price and Redemption Price Per Share	$72.25
COMPONENTS OF NET ASSETS:
Paid in capital	$33,528,440
Total distributable earnings	23,080,705
Net Assets	$56,609,145

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Operations

For the Six Months Ended December 31, 2019 (Unaudited)

INVESTMENT INCOME
INCOME
Dividend income	$689,285
Interest income	2,138
Total income	691,423
EXPENSES
Advisory fees	202,657
Fund administration fees	33,792
Transfer agent and accounting fees	25,546
Professional fees	23,055
Federal and state registration fees	18,416
Reports to shareholders	8,085
Custody fees	6,690
Directors' fees and expenses	4,770
Other expenses	5,935
Total operating expenses	328,946
Less: Expense reimbursement by advisor	(61,439)
Net expenses	267,507
Net investment income	423,916
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on investments	1,461,244
Net change in unrealized appreciation/depreciation on investments	3,682,533
Net realized and unrealized gain on investments	5,143,777
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$5,567,693

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Statement of Changes in Net Assets	SIX MONTHS ENDED DECEMBER 31, 2019	YEAR ENDED JUNE 30, 2019
	(Unaudited)
INCREASE (DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income	$423,916	$745,086
Net realized gain on investments	1,461,244	3,338,207
Net change in net unrealized appreciation/depreciation on investments	3,682,533	(1,360,220)
Net increase in net assets resulting from operations	5,567,693	2,723,073
NET DISTRIBUTIONS TO SHAREHOLDERS	(2,292,120)	(3,913,961)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold	415,125	1,240,675
Proceeds from reinvestment of distributions	2,134,986	3,742,361
Cost of shares redeemed	(2,823,770)	(5,577,219)
Net decrease from capital share transactions	(273,659)	(594,183)
Total increase (decrease) in net assets	3,001,914	(1,785,071)
NET ASSETS
Beginning of period	53,607,231	55,392,302
End of period	$56,609,145	$53,607,231
CHANGE IN SHARES
Shares outstanding, beginning of period	788,230	787,049
Shares sold	6,036	18,564
Shares issued on reinvestment of distributions	29,648	64,657
Shares redeemed	(40,407)	(82,040)
Shares outstanding, end of period	783,507	788,230

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Financial Highlights

For a capital share outstanding throughout each year/period

	SIX MONTHS ENDED DECEMBER 31,		YEARS ENDED JUNE 30,
	2019		2019	2018	2017	2016	2015
	(Unaudited)
Net asset value, beginning of the year/period	$68.01		$70.38	$66.85	$57.90	$63.02	$63.32
Income (loss) from investment operations:
Net investment income	0.55	(a)	0.95 (a)	0.75 (a)	1.03 (a)	1.27 (a)	0.77 (a)
Net realized and unrealized gain (loss) on investments	6.71		1.84	4.65	9.47	(5.49)	(0.28)
Total from investment operations	7.26		2.79	5.40	10.50	(4.22)	0.49
Less distributions:
Dividends from net investment income	(0.67)		(0.90)	(0.82)	(1.55)	(0.90)	(0.79)
Distributions from net realized gain	(2.35)		(4.26)	(1.05)	—	—	—
Total distibutions	(3.02)		(5.16)	(1.87)	(1.55)	(0.90)	(0.79)
Paid-in capital from redemption fees (Note 2)	—		—	—	0.00 (b)	0.00 (b)	0.00 (b)
Net asset value, end of year/period	$72.25		$68.01	$70.38	$66.85	$57.90	$63.02
Total return	10.69	%(c)	5.25%	8.03%	18.22%	(6.66)%	0.77%
Ratios/supplemental data:
Net assets, end of year/period (millions)	$56.6		$53.6	$55.4	$58.6	$55.1	$73.8
Ratio of operating expenses to average net assets:
Before expense reimbursement	1.22	%(d)	1.19%	1.17%	1.19%	1.16%	1.12%
After expense reimbursement	0.99	%(d)	0.99%	0.99%	0.99%	0.99%	0.99%
Ratio of net investment income to average net assets:
Before expense reimbursement	1.34	%(d)	1.19%	0.89%	1.40%	2.03%	1.09%
After expense reimbursement	1.57	%(d)	1.39%	1.07%	1.60%	2.20%	1.22%
Portfolio turnover rate	11	%(c)	22%	18%	22%	15%	12%

(a)  Calculated using the average shares method.

(b)  Less than $0.01.

(c)  Not annualized.

(d)  Annualized.

The accompanying notes are an integral part of these financial statements.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited)

NOTE 1 – ORGANIZATION

Matrix Advisors Value Fund, Inc. (the "Fund") is a Maryland corporation registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, open-end management investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (the "FASB") Accounting Standard Codification Topic 946 "Financial Services – Investment Companies". The Fund commenced operations September 16, 1983. The objective of the Fund is to achieve a total rate of return which is comprised of capital appreciation and current income.

NOTE 2 – SIGNIFICANT ACCOUNTING POLICIES

The Fund consistently follows the accounting policies set forth below which are in conformity with accounting principles generally accepted in the United States of America ("U.S. GAAP").

A.  Security Valuation.

Securities traded on a national securities exchange are valued at the last reported sales price at the close of regular trading on each day the exchanges are open for trading. Securities traded on the NASDAQ Stock Market, LLC ("NASDAQ") are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. Quotations of foreign securities, currencies and other assets denominated in foreign currencies are translated into U.S. dollars at the exchange rate of such currencies against the U.S. dollar, as provided by on independent pricing service or reporting agency. Foreign currency exchange rates generally are valued at the last sale price at the close on an exchange on which the security is primarily traded. Securities traded on an exchange for which there have been no sales are valued at the mean between the last reported bid and the asked quotes, or the last sale price when appropriate.

Securities for which quotations are not readily available are stated at their respective fair values as determined in good faith by the Fund's valuation committee and pricing committee of Matrix Asset Advisors, Inc. (the "Advisor" or "Matrix"), the Fund's investment advisor, in accordance with procedures approved by the Board of Directors of the Fund. In determining fair value, the Fund takes into account all relevant factors and available information. Consequently, the price of the security used by the Fund to calculate its net asset value ("NAV") per share may differ from quoted or published prices for the same security. Fair value pricing involves subjective judgments and there is no single standard for determining a security's fair value. As a result, different mutual funds could reasonably arrive at a different fair value for the same security. It is possible that the fair value determined for a security is materially different from the value that could be realized upon the sale of that security or from the values that other mutual funds may determine.

Investments in other funds are valued at their respective NAVs as determined by those funds for purchase and/or redemption orders placed on that day, in accordance with the 1940 Act.

Foreign securities are recorded in the financial statements after translation to U.S. dollars based on the applicable exchange rate at the end of the period. The Fund does not isolate that portion of the results of operations arising as a result of changes in the currency exchange rate from the fluctuations arising as a result of changes in the market prices of investments during the period.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

B.  Shares Valuation.

The NAV per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses), by the total number of shares outstanding of the Fund, rounded to the nearest cent. The Fund's shares will not be priced on the days on which the New York Stock Exchange ("NYSE") is closed for trading. The offering and redemption price per share of the Fund is equal to the Fund's NAV per share. Prior to October 31, 2016, the Fund assessed a 1.00% fee on redemptions of Fund shares purchased and held for 60 days or less. These fees were deducted from the redemptions proceeds otherwise payable to the shareholder. The Fund retained the fee charged as paid-in capital and such fees became part of the Fund's daily NAV calculation.

C.  Federal Income Taxes.

The Fund has elected to be treated as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund intends to distribute substantially all of its taxable income and any capital gains less any applicable capital loss carryforwards. Accordingly, no provision for Federal income taxes has been made in the accompanying financial statements.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Fund's tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2017 – 2019), or expected to be taken in the Fund's 2020 tax returns. The Fund identifies its major tax jurisdictions as U. S. Federal, New York State and New York City. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

D.  Use of Estimates.

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

E.  Reclassification of Capital Accounts.

U.S. GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended June 30, 2019, the Fund had no permanent book-to-tax differences.

F.  Security Transactions, Investment Income, and Distributions.

Security transactions are accounted for on the trade date. The Fund will distribute net investment income and net capital gains, if any, at least annually. Dividend income and distributions to shareholders are recorded on the ex-dividend date, and interest income is recognized on the accrual basis. Realized gains and losses

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

are evaluated on the basis of identified costs. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. U.S. GAAP requires that permanent financial reporting and tax differences be reclassified in the capital accounts.

G.  Indemnification Obligations.

Under the Fund's organizational documents, its current and former officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred or that would be covered by other parties.

H.  Line of Credit.

The Fund has a Loan Agreement with U.S. Bank, N.A. Under the terms of the Loan Agreement, the Fund's borrowings cannot exceed the lesser of $2,600,000, 5% of the gross market value of the Fund, or 33 1/3% of the net asset market value of the unencumbered assets of the Fund.

The interest rate on the loan equals the prime rate minus one percent per annum, payable monthly. For the six months ended December 31, 2019, the Fund did not borrow under the line of credit.

I.  Subsequent Events.

In preparing these financial statements, the Fund has evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued.

On November 25, 2019, U.S. Bancorp, the parent company of Quasar Distributors, LLC ("Quasar"), the Fund's distributor, announced that it had signed a purchase agreement to sell Quasar to Foreside Financial Group, LLC ("Foreside") such that Quasar will become an indirect wholly-owned broker-dealer subsidiary of Foreside. The transaction is expected to close by the end of March 2020. Quasar will remain the Fund's distributor at the close of the transaction, subject to Board approval.

NOTE 3 – INVESTMENT ADVISORY AND OTHER AGREEMENTS

The Fund has an investment advisory agreement with the Advisor to serve as investment advisor. Certain Officers of the Advisor are also Officers of the Fund. Under the terms of the agreement, the Fund has agreed to pay the Advisor as compensation for all services rendered, staff and facilities provided and expenses paid or assumed, an annual advisory fee, accrued daily, paid monthly, of 0.75% of the Fund's average daily net assets. For the six months ended December 31, 2019 the Fund accrued $202,657 in advisory fees.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

The Advisor has contractually agreed to reduce its advisory fees and/or pay expenses of the Fund through at least October 31, 2020 to ensure that the Fund's total annual operating expenses (excluding front-end or contingent deferred loads, acquired fund fees and expenses, leverage interest, taxes, brokerage commissions, expenses incurred in connection with any merger or reorganization, and extraordinary expenses such as litigation) will not exceed 0.99% of the Fund's average daily net assets. In connection with this expense limitation, the Advisor is permitted, with Board approval, to recoup fees waived and expenses reimbursed for the prior three years if such recoupment does not cause the Fund to exceed the lesser of: (i) the expense limitation in effect at the time of waiver or reimbursement, and (ii) the expense limitation in effect at the time of recoupment. This arrangement can be terminated only by, or with the consent of, the Board of Directors.

The Advisor will only be able to recover previously waived expenses if the Fund's then current expense ratio is below the 0.99% expense cap. For the six months ended December 31, 2019, the Advisor waived $61,439 in advisory fees. Any reduction in advisory fees or payment of expenses made by the Advisor may be reimbursed by the Fund if the Advisor requests reimbursement in subsequent fiscal years.

This reimbursement may be requested if the aggregate amount actually paid by the Fund toward operating expenses for such year (taking into account the reimbursement) does not exceed the applicable limitation on Fund expenses. The Advisor is permitted to be reimbursed for fee reductions and/or expense payments made in the prior three fiscal years. Any such reimbursement will be reviewed by the Fund's Board of Directors. The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses.

At December 31, 2019, the cumulative amount available for reimbursement that has been paid and/or waived is $343,718. Currently, the Advisor has agreed not to seek reimbursement of such fee reductions and/or expense payments. The Advisor may recapture a portion of this amount no later than the dates stated below:

June 30,
2020	2021	2022	2023
$69,562	$107,607	$105,110	$61,439

The Fund's Chief Compliance Officer ("CCO") receives no compensation from the Fund; however, the Administrator was paid $1,667 for the six months ended December 31, 2019 for CCO support services.

NOTE 4 – INVESTMENT TRANSACTIONS

The cost of purchases and the proceeds from sales of securities, other than short-term obligations and U.S. Government securities, for the six months ended December 31, 2019, are as follows:

	Purchases	Sales
Common Stock	$6,105,173	$8,143,563

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

NOTE 5 – DISTRIBUTIONS TO SHAREHOLDERS

As of June 30, 2019, the components of distributable earnings on a tax basis were as follows:

Cost of investments for tax purposes	$35,802,994
Gross tax unrealized appreciation	19,214,077
Gross tax unrealized depreciation	(1,541,827)
Net tax unrealized appreciation on investments	17,672,250
Undistributed ordinary income	656,251
Undistributed long-term capital gains	1,476,631
Total Distributable Earnings	2,132,882
Other accumulated losses	—
Total Accumulated Earnings/Losses	$19,805,132

The difference between book basis and tax basis unrealized depreciation is attributable primarily to the tax deferral of losses on wash sales adjustments.

As of June 30, 2019, the Fund had no capital loss carryover and post-October losses which are deferred until fiscal year 2020 for tax purposes. Capital losses incurred after October 31 ("post-October losses") within that taxable year are deemed to arise on the first day of the Fund's next taxable year.

As of June 30, 2019, the Fund had no qualified late-year ordinary losses, which are deferred until fiscal year 2020 for tax purposes. Net late-year losses incurred after December 31 within the taxable year are deemed to arise on the first day of the Fund's next taxable year.

The tax character of distributions paid during the six months ended December 31, 2019 and the year ended June 30, 2019 were as follows:

	December 31, 2019	June 30, 2019
Distributions Paid From:
Ordinary Income*	$812,109	$697,838
Long-Term Capital Gain	$1,480,011	$3,216,123
	$2,292,120	$3,913,961

*  For tax purposes, short-term capital gains are considered ordinary income.

The Fund may use earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction.

MATRIX ADVISORS
VALUE FUND, INC.

Notes to Financial Statements (Unaudited), Continued

NOTE 6 – FAIR VALUE

The Fund has adopted fair valuation accounting standards which establish an authoritative definition of fair value and set forth a hierarchy for measuring fair value. These standards require additional disclosure about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received in the sale of an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as "inputs") used to value the asset or liability. These standards state that "observable inputs" reflect the assumptions that market participants would use in valuing an asset or liability based on market data obtained from independent sources. "Unobservable inputs" reflect the Fund's own assumptions about the inputs market participants would use to value the asset or liability.

The Fund follows a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

Level 1 –  Unadjusted quoted prices in active markets for identical assets or liabilities that the company has the ability to access.

Level 2 –  Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayments speeds, credit risk, yield curves, default rates and similar data.

Level 3 –  Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the company's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Fund's net assets as of December 31, 2019.

	Level 1	Level 2	Level 3	Total
Equity
Common Stock*	$56,399,091	$—	$—	$56,399,091
Total Equity	$56,399,091	$—	$—	$56,399,091
Short-Term Investments	$95,585	$—	$—	$95,585
Total Investments in Securities	$56,494,676	$—	$—	$56,494,676

*  Please refer to the Schedule of Investments for a breakout of common stocks by industry classifications.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited)

PROXY VOTING INFORMATION

The Advisor votes proxies relating to portfolio securities in accordance with procedures that have been approved by the Board of Directors of the Fund. You may obtain a description of these procedures and how the Fund voted proxies relating to the portfolio securities during the most recent 12-month period ended June 30, free of charge, by calling toll-free 1-800-366-6223. This information is also available through the Securities and Exchange Commission's website at http://www.sec.gov.

FORM N-Q DISCLOSURE

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q through the quarter ending February 29, 2020 or Part F of Form N-PORT (beginning with filings thereafter). The Fund's Form N-Q is available on the Securities and Exchange Commission's website at http://www.sec.gov. This information is also available, without charge, by calling toll-free, 1-800-366-6223.

BOARD CONSIDERATION OF THE CONTINUATION OF THE INVESTMENT ADVISORY AGREEMENT

The Investment Advisory Agreement between Matrix Advisors Value Fund, Inc. (the "Fund") and Matrix Asset Advisors, Inc. (the "Advisor") continues in effect from year to year, if such continuation is approved at least annually by the Fund's Board of Directors (the "Board") at an in-person meeting called for that purpose, and also by a vote of a majority of the directors who are not "interested persons" of the Fund within the meaning of the Investment Company Act of 1940, as amended (the "Independent Directors").

At an in-person meeting held on August 22, 2019, the Board reviewed and discussed numerous documents that had been requested and provided prior to the meeting, including the Investment Advisory Agreement, a memorandum prepared by counsel to the Fund and the Independent Directors ("Fund Counsel") discussing in detail the Board's fiduciary obligations and the factors they should assess in considering the renewal of the Investment Advisory Agreement, information provided by the Advisor in response to a request for information made on behalf of the Independent Directors by Fund Counsel, including: (i) a profitability analysis of the Fund prepared by the Advisor with respect to the Fund and the Investment Advisory Agreement; (ii) comparative information about the Fund's performance, advisory fee and net expense ratio; (iii) information regarding fees charged by the Advisor for advisory services provided to other clients; (iv) the Advisor's best execution and trading policies; (v) the Advisor's risk management system and related policies; (vi) the Advisor's compliance program monitoring and the chief compliance officer's annual compliance program review; (vii) financial information relating to the Advisor and the Advisor's financial commitments to the Fund; (viii) information regarding the Advisor's soft-dollar practices and commissions paid by the Fund during the year ended June 30, 2019; (ix) a copy of the Advisor's Form ADV; (x) the Advisor's disaster recovery plan and related testing; and (xi) other pertinent information. In addition, the Board received information periodically throughout the year that was relevant to the Investment Advisory Agreement renewal process, including performance, management fee and other expense information.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

The Independent Directors met separately in executive session with Fund Counsel to consider the renewal of the Investment Advisory Agreement. Based on its evaluation of information provided by the Advisor, in conjunction with the Fund's other service providers, the Board, including a majority of the Independent Directors, unanimously approved the continuation of the Investment Advisory Agreement for an additional one-year period.

In considering the Investment Advisory Agreement and reaching its conclusions, the Board reviewed and analyzed various factors that it determined were relevant, including the factors noted below.

1)  The Nature, Extent and Quality of Services Provided by the Advisor to the Fund.

The Board reviewed the nature and extent of the services provided by the Advisor under the terms of the Fund's Investment Advisory Agreement and the quality of those services over the past year. The Board noted that the services include managing the investment and reinvestment of the Fund's assets; the provision of reports to the Board regarding the Advisor's performance of its obligations under the Investment Advisory Agreement; and the compensation of officers and directors of the Fund who are affiliated persons of the Advisor. The Board evaluated these factors based on its direct experience with the Advisor and in consultation with Fund Counsel. The Board also considered the Advisor's compliance program, including risk management, and the efforts of the Fund's chief compliance officer and the Advisor's retention of an independent compliance consulting firm. The Board concluded that the nature and extent of the services provided under the Investment Advisory Agreement were reasonable and appropriate in relation to the advisory fee and that the quality of services provided by the Advisor continues to be satisfactory. The Board considered the personnel responsible for providing advisory services to the Fund, including the qualifications and experience of David A. Katz, the Fund's portfolio manager, and concluded, based on its experience and interaction with the Advisor, that: (i) the Advisor was able to retain quality investment personnel; (ii) the Advisor exhibited a high level of diligence and attention to detail in carrying out its advisory responsibilities under the Investment Advisory Agreement; (iii) the Advisor was responsive to requests of the Board; and (iv) the Advisor had kept the Board apprised of developments relating to the Fund and the industry in general. The Board also focused on the Advisor's reputation, long-standing relationship with the Fund, overall compliance culture and experience managing a separate open-end mutual fund (Matrix Advisors Dividend Fund, a series of Matrix Advisors Funds Trust).

2)  Investment Performance of the Fund and the Advisor.

The Board reviewed the investment performance of the Fund, both on an absolute basis and as compared to a peer group for the year-to-date, one-year, three-year, five-year and ten-year periods ended June 30, 2019. The peer group was selected using data from Morningstar, Inc. based on a range of criteria including Morningstar classification (large value fund classification), primary distribution channel, load structure (all retail, no-load funds without Rule 12b-1 plans), and asset size. This peer group was compiled by the Fund's administrator, U.S. Bancorp Fund Services LLC d/b/a U.S. Bank Global Fund Services ("Fund Services"). The Board observed that the Fund outperformed the peer group median and average for the year-to-date period, performed in-line with the peer group median but underperformed the peer group average for the one-year period, outperformed the peer group average but underperformed the peer group median for the three-year period and underperformed both the peer group median and peer group averages for the five-year

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

and ten-year periods. The Board also reviewed the Fund's performance compared to its benchmark index, the S&P 500 Index, and the historical performance of an applicable composite of other separately-managed accounts of the Advisor that were similar to the Fund in terms of investment strategy. The Board considered the portfolio commentary provided at each quarterly Board meeting, and the Advisor's analysis of the Fund's performance. The Board noted continued discussions with the Advisor throughout the year regarding the Fund's performance, and the Advisor's commitment to review the strategies and investment selection process for the Fund. After considering all factors related to the performance of the Fund, the Board concluded that the performance obtained by the Advisor for the Fund was satisfactory under current market conditions. Although past performance is not a guarantee or indication of future results, the Board determined that, despite comparative underperformance for certain periods reviewed, the Fund and its shareholders could benefit from the Advisor's continued management.

3)  The Cost of the Advisory Services and the Profits Realized by the Advisor from the Relationship with the Fund.

In connection with the Board's consideration of the level of the advisory fee, the Board considered a number of factors. The Board considered the Fund's advisory fee of 0.75% of the Fund's average daily net assets and the Fund's contractual limitation on total operating expenses (excluding acquired fund fees and expenses, leverage interest, taxes, brokerage commissions and extraordinary expenses) of 0.99% of the Fund's average daily net assets. The Board compared the level of the advisory fee for the Fund against the advisory fees charged to: (i) funds in the peer group; and (ii) other separately-managed accounts of the Advisor with investment strategies similar to the Fund's investment strategy. The Board also considered comparative total fund expenses of the Fund and the peer group. The Board acknowledged that it was difficult to make precise comparisons with other funds since the exact nature of services provided under the peer group fund agreements is often not apparent. In assessing this information, the Board considered both the comparative contractual rates as well as the level of the advisory fees after waivers and/or expense reimbursements.

The Board noted that the advisory fee of 0.75% charged by the Advisor was reasonable and was higher than the median (0.70%) and the average (0.72%) among the peer group, and the Fund's total expense ratio (net of fee waivers) of 0.99% was equal to the median (0.99%) and lower than the average (1.04%) among the peer group. The Board also noted that the Advisor provided significant subsidies to the Fund by limiting the Fund's total expenses to 0.99% (the net advisory fee paid to the Advisor by the Fund for the fiscal year ended June 30, 2019 was 0.57%). The Board considered that through these subsidies, the Advisor had reimbursed the Fund significant amounts during the prior fiscal years. The Board also noted that the Advisor bears the cost for the fees associated with the Fund's participation on various no-transaction fee platforms. The Board also reviewed the schedules of fees charged to other separately-managed accounts of the Advisor with investment strategies similar to the Fund's investment strategy. The Board noted the additional services provided to the Fund including, but not limited to, the provision of Fund officers and the oversight of the Fund's other service providers, including Fund Services. The Board noted that the average fee the Advisor charges for its large cap value separately managed equity accounts was below but generally in-line with the Fund's advisory fee.

MATRIX ADVISORS
VALUE FUND, INC.

Additional Information (Unaudited), Continued

The Board also considered the profitability to the Advisor arising out of its relationship with the Fund. In this regard, the Board reviewed the profitability analysis prepared by the Advisor for the fiscal year ended June 30, 2019. The Board concluded that the profitability of the Fund to the Advisor was not excessive and noted that, after payments made by the Advisor from its legitimate profits for marketing and/or distributing the Fund, the Advisor was not realizing a profit in connection with its management of the Fund. However, the Board noted that the Advisor is financially sound and has maintained adequate profit levels to support its services to the Fund from the revenue of its overall investment advisory business, despite subsidizing the Fund's operations. In light of all of these factors, the Board concluded that the level of the advisory fee was fair and reasonable.

4)  The Extent to Which Economies of Scale Will Be Realized as the Fund Grows and Whether Fee Levels Reflect those Economies of Scale.

With respect to the Board's consideration of economies of scale, the Board considered that through fee waivers, the Advisor was in effect providing access to economies of scale to the Fund and its shareholders that would not otherwise be realized until the Fund reached significantly higher asset levels. The Board noted that the advisory fee did not contain any breakpoint reductions as the Fund's assets grow in size, but the feasibility of incorporating breakpoints would continue to be reviewed on a regular basis. With respect to the advisory fee structure, the Board concluded that the current fee structure was reasonable and reflected a sharing of economies of scale between the Advisor and the Fund at the Fund's current asset level.

5)  Benefits Derived from the Advisor's Relationship with the Fund and Other Factors.

The Board considered the direct and indirect benefits that could be derived by the Advisor from its association with the Fund, including greater name recognition. The Board also discussed the Advisor's brokerage practices and best execution obligations, noting the benefits the Advisor may receive through the provision of brokerage and research services to the Advisor by brokers executing transactions on behalf of the Fund. The Board concluded that the benefits the Advisor may receive appear to be reasonable and in many cases may benefit the Fund.

Based on a consideration of all of these factors in their totality, the Board, including all of the Independent Directors, determined that the Fund's advisory fee was fair and reasonable with respect to the quality of services that the Advisor provides and in light of the other factors described above that the Board deemed relevant and, therefore, renewal of the Investment Advisory Agreement was in the best interests of the Fund and its shareholders. The Board, including all of the Independent Directors, based its decision on evaluations of all these factors as a whole and did not consider any one factor as all-important or controlling.

MATRIX ADVISORS
VALUE FUND, INC.

PRIVACY NOTICE

The Fund collects non-public information about you from the following sources:

•  Information we receive about you on applications or other forms;

•  Information you give us orally; and

•  Information about your transactions with us or others.

We do not disclose any non-public personal information about our shareholders or former shareholders without the shareholder's authorization, except as required or permitted by law or in response to inquiries from governmental authorities. We restrict access to your personal and account information to those employees who need to know that information to provide products and services to you. We may disclose that information to unaffiliated third parties (such as to brokers or custodians) only as permitted by law and only as needed for us to provide agreed services to you. We maintain physical, electronic and procedural safeguards to guard your non-public personal information.

If you hold shares of the Fund through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared by those entities with nonaffiliated third parties.

Board of Directors
David A. Katz, CFA
Larry D. Kieszek
T. Michael Tucker
David S. Wyler

•

Investment Advisor
Matrix Asset Advisors, Inc.
10 Bank Street, Suite 590
White Plains, NY 10606
(800) 366-6223

•

Custodian
U.S. Bank, N.A.
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212
•

Transfer Agent
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee, WI 53202

•

Administrator
U.S. Bancorp Fund Services, LLC
2020 East Financial Way, Suite 100
Glendora, CA 91741

•

Independent Registered Public
Accounting Firm
Tait, Weller & Baker LLP
50 South 16th Street, Suite 2900
Philadelphia, PA 19102

•

Distributor
Quasar Distributors, LLC
777 East Wisconsin Avenue
Milwaukee, WI 53202-5207

This report is intended for shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Past performance results shown in this report should not be considered a representation of future performance. Share price and returns will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are dated and are subject to change.

Semi-Annual Report

MATRIX ADVISORS

VALUE FUND, INC.

December 31, 2019

10 Bank Street, Suite 590
White Plains, NY 10606

Ticker Symbol: MAVFX
Cusip: 57681T102

Beginning in February 2021 for the Fund, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's shareholder reports like this one will no longer be sent by mail, unless you specifically request paper copies of the reports from the Fund or from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you invest through a financial intermediary, you may elect to receive shareholder reports and other communications electronically from the Fund by contacting your financial intermediary. If you invest directly with the Fund, you will receive shareholder reports electronically beginning in February 2021.

You may elect to receive all future shareholder reports in paper free of charge. You can request to continue receiving paper copies of your shareholder reports by contacting your financial intermediary or, if you invest directly with the Fund, calling 1-800-366-6223 to let the Fund know of your request.

Item 2. Code of Ethics.

Not applicable for semi-annual reports.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual reports.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)	The Registrant’s President/Chief Executive Officer and Treasurer/Chief Financial Officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed March 9, 2018.

(2) A separate certification for each principal executive and principal financial officer pursuant to Rule 30a-2(a) under the Act (17 CFR 270.30a-2(a)). Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Matrix Advisors Value Fund, Inc.

By	/s/ David A. Katz
David A. Katz, President

Date	March 11, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ David A. Katz
David A. Katz, President

Date	March 11, 2020